SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Materials Pursuant to ss.240.14a-12

                              AMEN Properties, Inc.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined)
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                              AMEN Properties, Inc.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      to be held on Thursday, May 26, 2005

To the Stockholders of AMEN Properties, Inc.                      April 15, 2005

Notice is hereby given that the Annual Meeting of Stockholders of AMEN Properties, Inc. ("AMEN" or the "Company") will be held at the Corporate Office of AMEN Properties, Inc., 303 West Wall Street, Suite 2300, Midland, TX 79701, in the Conference Room, at 8:30 a.m., local time, on Thursday, May 26, 2005 for the following purposes:

     1. To consider and vote upon a proposal to elect six members to the Company's Board of Directors;

     2. Approval by the stockholders of the Company of the issuance and sale of the Series C Preferred Stock and Common Stock Warrants by the Company, and the potential issuance of shares of Company Common Stock upon conversion or exercise of those securities.;

     3. Consider and vote upon a proposal to amend the Certificate of Incorporation as to the Certificate of Designation of Series and Determination of Rights and Preferences of the Series A Preferred Stock of Amen Properties, Inc. and the Certificate of Designation of Series and Determination of Rights and Preferences of the Series B Convertible Preferred Stock of Amen Properties, Inc.;

     4. To consider such other business as may properly come before the Annual Meeting.

Only stockholders of record as of the close of business on March 15, 2005, are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours by any of our stockholders, for a period of ten days prior to the Annual Meeting at our principal executive offices at the address set forth above.

Your vote is important, as is the vote of every stockholder, and the Board of Directors of AMEN Properties, Inc. appreciates the cooperation of stockholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

If you have any questions, please contact John M. James, Chief Financial Officer and Secretary at 432-684-3821.

By order of the Board of Directors,

/s/ Eric L. Oliver
------------------
Eric L. Oliver
Chairman of the Board
AMEN Properties, Inc.

                                 PROXY STATEMENT
                              AMEN Properties, Inc.
                         303 West Wall Street, Ste. 2300
                                Midland, TX 79701

This proxy is furnished to AMEN Properties, Inc. ("AMEN" or the "Company") stockholders of record as of the close of business on March 15, 2005 (the "Record Date"), for use at the Annual Meeting of Stockholders to be held at the corporate office of the Company, located at 303 West Wall Street Suite 2300, Midland, TX 79701, in the Conference Room, at 8:30 a.m., local time, on Thursday, May 26, 2005, and at any adjournment thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Board of Directors of AMEN and is subject to revocation at any time prior to the voting of the proxy. This proxy, when properly executed, will be voted in the manner directed by you, the stockholder. If no direction is made, a properly executed proxy will be voted FOR or IN FAVOR of the proposals, in accordance with the instructions on the proxy card. This Proxy Statement and the enclosed proxy card are being sent to stockholders on or about April 25, 2005. Only stockholders of record as of the close of business the Record Date may vote at the Annual Meeting. As used herein, the term "stockholders" includes the holders of the Common Stock of the Company ("Common Stock") and the holders of the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock of the Company (collectively the "Preferred Stock"), who are eligible to vote on all matters presented to the stockholders pursuant to the terms of such Preferred Stock; except that the Series C Preferred Stock will not be entitled (i) to vote with respect to any approval or ratification by the stockholders of the Company of the designation, issuance and sale of the Series C Preferred Stock by the Company in accordance with the rules of the NASDAQ Stock Market, and (ii) to the number of votes equal to the number of shares of Common Stock into which the Series C Preferred Stock is convertible that are in excess of twenty percent of the number of shares of Common Stock outstanding immediately prior to the issuance of the Series C Preferred Stock unless and until such stockholder approval is obtained. The holders of the Common Stock and the Preferred Stock vote together as a single class of stock.

                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote on matters as described herein and in the accompanying Notice of Annual Meeting of Stockholders, and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to vote in favor of or to withhold voting for each nominee for the Board of Directors and vote "for" or "against" the other matters set forth therein. Votes of stockholders attending the meeting in person will be taken by written ballots. Stockholder votes by proxy will be tabulated by ADP Investor Communication Services. The election of directors will be decided by a plurality of the votes cast at the Annual Meeting by the stockholders. The required vote for approval of the amendment to the Certificate of Incorporation is a majority of votes outstanding and entitled to vote thereon and at least fifty percent of each of the Series A Preferred Stock and the Series B Preferred Stock to the extent the amendment effects the certificate of designation of such security. With respect to the approval by the stockholders of the Company of the issuance and sale of the Series C Preferred Stock and Common Stock Warrants by the Company and the potential issuance of shares of Company Common Stock upon the conversion or exercise of such securities and any other matters properly brought before the meeting, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast on such matter at the Annual Meeting by the stockholders is required to take stockholder action.

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The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned until a later time when a quorum is obtained. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. In the election of directors, an abstention will not have any effect. A broker non-vote will have no effect on the outcome of any vote of the stockholders. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders are urged to sign the accompanying proxy card and return it promptly.

When a signed proxy card is returned with a vote specified, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. Unless otherwise designated on the proxy card, the proxies for the stockholders are Eric L. Oliver and Jon M. Morgan. A stockholder wishing to name another person as his or her proxy may do so by designating another proxy by inserting the name(s) of such other person(s) to act as his or her proxy(ies). In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards naming other persons as proxy(ies) should not be mailed to us at our principal executive offices.

Valid and executed proxies will be voted at the Annual Meeting in the manner specified. If a signed proxy card is returned and the stockholder has made no voting specification, the shares will be voted:

o for the election of each of the nominees for the Board of Directors identified herein; and

o for approval by the stockholders of the Company of the designation, issuance and sale of the Series C Preferred Stock and the Common Stock Warrants by the Company and the potential issuance of the Company's Common Stock upon conversion or exercise of those securities and

o to amend the Certificate of Incorporation effecting the Certificate of Designation of Series and Determination of Rights and Preferences of Series "A" Preferred Stock of Amen Properties, Inc. and the Certificate of Designation of Series and Determination of Rights and Preferences of Series "B" Convertible Preferred Stock of Amen Properties, Inc.

o at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting.

Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by either:


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o    notifying the Secretary of the Company in writing,

o    executing a subsequent proxy, or

o    personally appearing at the Annual Meeting and casting a contrary vote.

However, no revocation will be effective unless we, at or prior to the Annual Meeting, have received notice of such revocation.

As of the Record Date, 2,201,356 shares of Common Stock were issued and outstanding. In addition, 333,333 shares of Common Stock are deemed outstanding for voting purposes with respect to the 80,000 shares of Series A Preferred Stock ("Series A"), 233,317 shares of Common Stock are deemed outstanding for voting purposes with respect to the 80,000 shares of Series B Preferred Stock ("Series B"), and 440,271 shares of Common Stock are deemed outstanding for voting purposes with respect to the 125,000 shares of Series C Preferred Stock ("Series C") (see Proposal Two for a description of the Series C voting rights). Therefore, there are a total of 3,208,277 voting shares as of the Record Date.

                             ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and are therefore required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission") related to our business, financial statements and other matters. Such reports, proxy statements and other information are available for inspection and copying at the Commission's principal office, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, where copies may be obtained upon payment of the fees prescribed by the Commission from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such documents may also be obtained through the Web site maintained by the Commission at http://www.sec.gov.

PROPOSAL ONE--ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors of AMEN has set the number of directors constituting the Board at six. The following six members, all of whom currently serve as directors, have been designated by the Board of Directors as nominees for election as director:

Eric L. Oliver was appointed as a director of AMEN in July 2001, and was appointed Chairman of the Board and Chief Executive Officer on September 19, 2002. Since 1997, he has been President of SoftSearch Investment, Inc., an investment firm in Abilene, Texas. Since 1998, he has also served as President of Midland Map Company LLC, a company that creates hand drafted ownership maps throughout the Permian Basin. He is on the Board of Directors of the First National Bank of Midland, and of Love and Care Ministries, an inner city homeless initiative.

Jon M. Morgan was appointed as a director of AMEN in October 2000, and was appointed President and Chief Operating Officer on September 19, 2002. Mr. Morgan has more than 17 years experience in launching and managing successful businesses in both investment management services and in the energy field. He is founder of several businesses including Morgan Capital Group, Inc., the Packard Fund, and is President of J.M. Mineral & Land Co.


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

Bruce E. Edgington has been director of AMEN since November 1995. From 1979 through 1988, Mr. Edgington was a registered representative with Johnston Lemon & Co., a securities broker-dealer, where his responsibilities included the management of retail securities accounts and administration. In 1988 he founded and continues to be an officer, director and stockholder of DiBiasio & Edgington, a firm engaged in providing software to investment firms and money managers.

Earl E. Gjelde has served as an AMEN director since April 1997. From 1989 through 1993, he was Vice President of Chemical Waste Management, Inc. and from 1991 to 1993 was Vice President of Waste Management Inc. (currently WMX Technologies, Inc.). Since 1991, Mr. Gjelde has been Managing Director, Summit Group International, Ltd., an energy and natural resource consulting firm with Internet based security controlled document systems and Managing Director, Summit Energy Group, Ltd., an energy development company and since 1996, a partner in Pipeline Power Partners, LP, a natural gas services company. From 1980 through 1989, Mr. Gjelde held various federal government positions including Under Secretary and Chief Operating Officer of the U.S. Department of Interior from 1985 through 1989 and Special Assistant to the Secretary, Chief Operating Officer, U.S. Department of Energy from 1982 through 1985. He is a member of the Board of Directors of The United States Energy Association, The World Energy Congress, the National Wilderness Institute, Allied Technologies Group, Inc., and publicly held Electrosource, Inc.

Donald M. Blake, Jr. was appointed to the Board of Directors on February 26, 2003. He is Executive Vice President and Principal of Joseph J. Blake and Associates, Inc. ("Blake and Associates"), an international commercial real estate due diligence firm. The company founded by his grandfather specializes in the valuation of debt and equity and assessment reports for engineering and environmental issues concerning real property. Over the past 57 years, the firm has served the nation's leading investors, lenders and owners of real estate. Blake and Associates maintains operations throughout the United States, Latin America and Japan. Mr. Blake is a Member of the Appraisal Institute and is active with a variety of real estate organizations such as the Mortgage Bankers Association, Pension Real Estate Association, The Commercial Mortgage Securitization Association and the Urban Land Institute. Former Governor Mario Cuomo of New York appointed Mr. Blake to the charter advisory board of the New York State Appraisal Certification Board. The board developed the standards and ethical standards for all licensing and certification for appraisers in accordance with state legislation. He was also appointed to the real estate advisory board of the business school of Babson College, Wellesley, Massachusetts. Mr. Blake received a BA from Hobart College, Geneva, New York in 1979 and a MSM with a concentration in commercial real estate finance from Florida International University, Miami, Florida in 1981.

G. Randy Nicholson was appointed to the Board of Directors on February 26, 2003. He graduated from Abilene Christian College in 1959. From 1959 to 1971, Mr. Nicholson was self-employed in Abilene as a CPA. In 1971, he established E-Z Serve, Inc., a gasoline marketing company. Mr. Nicholson has served as Chairman of the Board of Auto-Gas Systems, Inc. since 1987. AutoGas developed the


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pay-at-the pump technology processing paperless credit and debit card transactions at the fuel island. Headquartered in Abilene, Texas, AutoGas continues to introduce innovative technological advancements in the automated fueling industry, most recently with loyalty products such as DIGITAL REWARDS(R) and Quantum 360sm. He joined the Board of Trustees of Abilene Christian University in 1981. Mr. Nicholson is a member of the Texas Society of Certified Public Accountants and was recently named an honorary member of the American Institute of Certified Public Accountants (AICPA) having been member for 40 years. He is presently serving as Chairman of the Technology Committee for the City of Abilene.

If elected, each director will hold office until the annual meeting of stockholders in 2006 or until his successor is duly elected and qualified. The election of directors will be decided by a plurality of the votes cast at the meeting by the stockholders, and accordingly, abstentions and "broker non-votes" will have no effect on the election of directors. Stockholders may not cumulate their votes in the election of directors. All nominees have consented to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any of the nominees will be unable to serve.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

PROPOSAL TWO - APPROVAL OF THE ISSUANCE AND SALE OF THE SERIES C PREFERRED STOCK AND COMMON STOCK WARRANTS BY THE COMPANY AND THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OR EXERCISE OF SUCH SECURITIES

On March 1, 2005 the Company closed the sale and issuance of the Series C and Warrants pursuant to a Securities Purchase Agreement, as amended, between the Company and certain accredited investors, including Eric Oliver, Jon Morgan and Bruce Edgington, officers and directors of the Company. The purchase price consisted of a total of $2,000,000 in cash and limited guaranties from the investors in favor of Western National Bank covering the Company's Revolving Line of Credit in an amount of $5,000,000. It is intended that the proceeds from the sale of the Series C and Warrants and the availability under the Western National Bank loan will be used to fund potential capital requirements related to the growth of the Company's retail electricity provider, W Power and Light, LP, ("W Power"), and for general corporate purposes.

The Series C Preferred ranks equally to the Company's outstanding Series A and the outstanding Series B and prior to the Common Stock upon liquidation of the Company. The liquidation preference is based upon the purchase price per share of each series of Preferred Stock. The Preferred Stock and the Common Stock are equal as to the payment of dividends. Each share of Series C is convertible into four shares of Common Stock, for a total of 500,000 shares, subject to adjustment pursuant to anti-dilution provisions. The Series C is redeemable at the option of the Company three years after the initial issuance date. The Warrants are exercisable into a total of 250,000 shares of Common Stock at an initial exercise price of $4.00 (also subject to adjustment pursuant to anti-dilution provisions), and expire three years from the date of issuance.


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     The holders of the Series C are entitled to vote together with the other
Preferred Stock and the Common Stock on matters presented for a vote by the stockholders of the Company, and together with the Series A and Series B with respect to certain matters specified in the Certificate of Designations of the Series C. Pursuant to rules of the NASDAQ Stock Market, such voting rights of the Series C are equal to the number of shares of Common Stock the Series C would be convertible into if the conversion rate was $4.25 per share (instead of the actual conversion rate), because the actual conversion rate of $4.00 per share was less than the market price of the Common Stock on the date of the Securities Purchase Agreement (which was $4.25 per share). Also in accordance with NASDAQ rules, the Series C voting rights are initially limited to a number of votes no more than twenty percent of the outstanding shares of Common Stock at the time the transaction closed, which limitation will terminate upon stockholder approval of the transaction.

     Because the conversion rate and exercise price for the Series C and the Warrants is $.25 per share less than the market price for the Common Stock on the date of the Securities Purchase Agreement, the rules of the NASDAQ Stock Market require stockholder approval of the transaction (i) before the conversion and exercise rights can be exercised for more than 20% of the number of shares of Common Stock outstanding at closing of the transaction, and (ii) with respect to the participation of officers and directors in the transaction. To assure that the Company is in full compliance with Nasdaq rules, (i) the conversion of the Series C and the exercise of the Warrants are subject to a cap in the number of shares of Common Stock issuable upon such conversion or exercise equal to twenty percent (20%) of the number of shares of Common Stock outstanding on the closing date unless and until the issuance and sale of the Series C and the Warrants are approved by the stockholders of the Company under such rules of the Nasdaq Stock Market, and (ii) the officers and directors who purchased the Series C and Warrants (being Eric Oliver, Jon Morgan and Bruce Edgington) are further restricted from converting or exercising the purchased securities until the transaction is approved by the stockholders of the Company or they exchange the purchased securities for similar securities with a greater conversion/exercise price. The approval sought by this Proposal Two is in full satisfaction of the foregoing requirements.

     Approval of this Proposal Two will allow the holders of the Series C and the Warrants to acquire shares of Common Stock at a conversion rate/exercise price that is $.25 per share less than the market price for the Common Stock on the date the investors agreed to purchase the Series C and Warrants. Holders of Common Stock did not have the opportunity to acquire shares of Common Stock on that date at the same price as the investors, and may be diluted upon conversion or exercise of the Series C or Warrants on that basis. The Company believes that the slight discount to market price assisted the Company in raising needed capital for the Company and in obtaining from the investors the limited guaranties of the Western National Bank loan in addition to the cash purchase price. Such guaranties may not have been available in other stock offering contexts.


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

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ISSUANCE AND SALE OF THE SERIES "C" PREFERRED STOCK AND COMMON STOCK WARRANTS BY THE COMPANY AND THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OR EXERCISE OF SUCH SECURITIES.

PROPOSAL THREE - AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF THE SERIES A PREFERRED STOCK OF AMEN PROPERTIES, INC. AND THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF THE SERIES B CONVERTIBLE PREFERRED STOCK OF AMEN PROPERTIES, INC.

The Company submits the following Amendment of its Certificate of Incorporation for approval by the stockholders as to (i) the conversion rights of the Series B and (ii) the anti-dilution adjustments of both the Series A and Series B. The purpose of the amendment is to clarify that the conversion rights of the holders of the Series B is not subject to a three year limitation, and allow the Company to issue shares of Common Stock as compensation with triggering the anti-dilution adjustments. Numbers of shares of Common Stock and conversion prices set forth below reflect adjustments to give effect to the reverse stock split effected in January 2003.

I. Section 6 (a) and Section 6 (d) (i) (E) of the Certificate of Designation of Series and Determination of Rights and Preferences of Series B Convertible Preferred Stock of Crosswalk.com, Inc. (now Amen Properties, Inc), as previously amended, is amended in its entirety as follows:

     (a) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassaessable shares of Common Stock as is determined by dividing the Original Series B Issue Price by the Conversion Prices in effect at the time of the Conversion. The Series B Preferred stock is convertible into an aggregate of 233,317 shares of Amen Properties, Inc. common stock. Consistent with the offering memorandum, Conversion Prices for the three tranuches received are $3.244, $3.424, and $4.00,or an initial average Conversion Price of $3.428 per share. The Conversion Prices are the prices at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock, without the payment of additional consideration by the holder thereof. Such initial Conversion Prices and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock shall be subject to the adjustment as provided below......

(d)...

(i) ...


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     (E) "Reserved Employee Shares" shall mean shares of Common Stock issued to employees, officers, directors, shareholders and executives of, and consultants or vendors to, the Company upon the exercise of options granted under the Company's employee stock option plus, which plans have been approved by the Company's stockholders, or as payment of compensation.

II Section 6(d)(i)(E) of the Certificate of Designation of Series and Determination of Rights and Preferences of Series A Preferred Stock of Crosswalk.com, Inc (now Amen Properties, Inc.) as previously amended, is amended in its entirety as follows:

(d)...

(i) ...

     (E) "Reserved Employee Shares" shall mean shares of Common Stock issued to employees, officers, directors, shareholders and executives of, and consultants or vendors to, the Company upon the exercise of options granted under the Company's employee stock option plus, which plans have been approved by the Company's stockholders, or as payment of compensation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF THE SERIES A PREFERRED STOCK OF AMEN PROPERITES, INC. AND THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF THE SERIES B CONVERTIBLE PREFERRED STOCK OF AMEN PROPERTIES, INC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

General. The Company's voting securities include both the Common Stock and the Preferred Stock. The holders of the Preferred Stock are entitled to vote together with the holders of the Common Stock as a single class on the basis of a number of votes equal to a number of shares of Common Stock determined in accordance with the Certificates of Designation for each series of the Preferred Stock. Because the Preferred Stock and the Common Stock vote together as a single class and because the Preferred Stock is convertible into Common Stock, the beneficial ownership of the voting securities of the Company is set forth in the following tables reflecting beneficial ownership of Common Stock, and no separate Preferred Stock ownership tables are provided. Please note that that number of votes held by the holders of Series B is the same as the number of shares into which the Series B is convertible, and the number of votes held by the holders of the Series A is approximately one-half of the number of shares of Common Stock into which the Series A is convertible. Additionally, the number of votes held by the holders of Series C is currently limited to twenty percent


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

(20%) of the number of shares of Common Stock outstanding on the closing date, March 1, 2005, (such limitation will change in the event the issuance and sale of the Series C Preferred and the Warrants are approved by the stockholders of the Company). Therefore, in the footnotes to the following ownership tables, the number of votes attributable to the ownership of Series A and Series C is set forth in parenthesis following the number of shares into which such Series A and Series C are convertible.

Unless otherwise noted, all persons named in the following ownership tables have sole voting and sole investment power with respect to all shares of voting stock beneficially owned by them, and no persons named in the table are acting as nominees for any persons or otherwise under the control of any person or group of persons. As used herein, the term "beneficial ownership" with respect to a security means the sole or shared voting power (including the power to vote and direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security, including a right to acquire any such power during a period of sixty (60) days from the Record Date. Percentage of beneficial ownership is based upon 2,201,356 shares of Common Stock outstanding as of March 15, 2005 and for the purpose of computing the percentage ownership of certain persons or groups, the shares of Common Stock that the person has the right to acquire within sixty (60) days of March 15, 2005 (whether upon conversion of the Preferred Stock, exercise of vested stock options, exercise of warrants or otherwise), are deemed to be outstanding as of that date. Such shares deemed to be outstanding as to one person are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Security Ownership of Certain Beneficial Owners. The following table and accompanying notes contain information about any person (including any "group") who is known by us to be the beneficial owner of more than 5% of AMEN's Common Stock as of March 15, 2005, based upon copies of Schedule 13Ds and Schedule 13Gs received by the Company.

------------------------------------------------ ---------------------------------------------------- --------------------------
Name and Address of Beneficial Owner                  Amount and Nature of Beneficial Ownership       Percent Beneficially Owned
------------------------------------------------ ---------------------------------------------------- --------------------------
John Norwood
303 W. Wall Suite 2300
Midland, TX 79701                                                     190,160 (a)                                8.2%
------------------------------------------------ ---------------------------------------------------- --------------------------
Frosty Gilliam, Jr.
4840 E. University, Suite 200
Odessa, TX 79762                                                      161,299 (b)                                7.0%
------------------------------------------------ ---------------------------------------------------- --------------------------
Steve Wike
8701 Interlachen Circle
Wilmington, NC 28411                                                  121,250                                    5.5%
------------------------------------------------ ---------------------------------------------------- --------------------------
Moriah Investment Partners
P.O. Box 5562
Midland, TX 79704                                                     150,000 (c)                                6.4%
------------------------------------------------ ---------------------------------------------------- --------------------------
McGraw Brothers Investments
P.O. Box 7515
Midland, TX 79708                                                     150,000 (c)                                6.4%
------------------------------------------------ ---------------------------------------------------- --------------------------
Dodge Jones Foundation
P.O. Box 176
Abilene, TX 79604                                                     226,358 (d)                                9.5%
------------------------------------------------ ---------------------------------------------------- --------------------------

(a) Includes 50,000 shares upon conversion of Series C (representing 44,027 voting shares), 25,000 shares upon the exercise of outstanding warrants and 25,428 share upon conversion of Series A (representing 13,750 voting shares).

(b) Includes 50,000 shares upon conversion of Series C (representing 44,027 voting shares), 25,000 shares upon the exercise of outstanding warrants and 30,822 share upon conversion of Series A (representing 16,667 voting shares).

(c) Represents 100,000 shares upon conversion of Series C (representing 88,054 voting shares) and 50,000 shares upon the exercise of outstanding warrants.

(d) Includes 107,878 shares upon conversion of Series A (representing 58,333 voting shares) and 77,056 shares upon conversion of Series B, owned by Dodge Jones Foundation.


Security Ownership of Management. The following table and accompanying notes contain information about the beneficial ownership of Common Stock as of March 15, 2005 by each of AMEN's (a) directors and director nominees, and (b) executive officers as defined in Item 402(a)(2) of Regulation S-B, and (c) all of AMEN's executive officers, directors and director nominees as a group.

              Name and Address of                        Amount and Nature of                      Percentage
               Beneficial Owner                          Beneficial Ownership                  Beneficially Owned
               ----------------                          --------------------                  ------------------

Eric Oliver (Current Chairman, CEO)
400 Pine Street
Abilene, TX  79601                                            322,403 (1)                            13.3%

Jon Morgan (Current Pres., COO, Director)
303 W. Wall St., Ste. 2300
Midland, TX  79701                                            308,578 (2)                            12.5%

Bruce Edgington (Current Director)
7857 Heritage Drive
Annandale, VA  22003                                          245,974 (3)                            10.4%

Earl E. Gjelde (Current Director)
42 Bristlecone Crt.
Keystone, CO  80435                                            53,027 (4)                             2.3%

John M. James (Current CFO)
303 W. Wall St., Ste. 2300
Midland, TX  79701                                              1,100                                  .05%

Donald M. Blake, Jr. (Current Director)
298 Fifth Ave., 7th Floor
New York, NY  10001                                            43,404 (5)                             1.9%

G. Randy Nicholson (Current Director)
1202 Estates Drive, Ste. D
Abilene, TX  79602                                              3,281 (6)                              .15%

All Current Directors and Officers as a Group                 977,767                                40.6%

(1) Includes 76,813 shares beneficially owned by Softvest L.P. Mr. Oliver is General Partner and lead investment officer of Softvest L.P. Also includes 77,056 shares issuable upon conversion of Series A (representing 41,667 voting shares) and 38,528 shares issuable upon conversion of Series B, all beneficially owned by SoftOP, L.P. Mr. Oliver is General Partner of SoftOP, L.P. Also includes 10,273 shares issuable upon conversion of Series A (representing 5,556 voting shares) owned by Lighthouse Partners, L.P. Mr. Oliver is a Limited Partner of Lighthouse Partners, L.P. Also includes 5,193 shares issuable upon exercise of currently exercisable stock options. Also includes 56,252 shares issuable upon conversion of Series C (representing 48,430 voting shares) and 28,126 upon exercise of currently exercisable warrants.

(2) Includes 61,645 shares issuable upon conversion of the Series A (representing 33,333 voting shares), beneficially owned by the Jon M. Morgan Pension Plan. Mr. Morgan is trustee of the Jon M. Morgan Pension Plan. Also includes 61,645 shares issuable upon conversion of the Series A (representing 33,333 voting shares), beneficially owned by J.M. Mineral and Land Co., Inc. Mr. Morgan is President of J.M. Mineral and Land Co, Inc. Also includes 38,528 shares issuable upon conversion of the Series B, and 9,493 shares issuable upon exercise of currently exercisable stock options. Also includes 56,248 shares issuable upon conversion of Series C (representing 48,430 voting shares) and 28,124 upon exercise of currently exercisable warrants.

(3) Includes 50,000 issuable upon conversion of the Series B, 57,892 shares issuable upon exercise of currently exercisable stock options and 34,321 shares issuable upon exercise of currently exercisable warrants. Also includes 12,500 shares issuable upon conversion of Series C (representing 13,208 voting shares).

(4) Includes 29,206 shares issuable upon conversion of the Series B, and 18,836 shares issuable upon exercise of currently exercisable stock options.

(5) Includes 2,000 shares held in a grantor trust of which Mr. Blake is the trustee, and 3,281 shares issuable upon exercise of a currently exercisable stock option.

(6) Represents shares issuable upon exercise of a currently exercisable stock option.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires that our executive officers and directors and persons who own more than ten percent of a registered class of AMEN's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2004 were made on a timely basis.

                                   MANAGEMENT

The following table sets forth the names, ages and positions of the executive officers, directors and director nominees of the Company as of the date of the Annual Meeting. The respective backgrounds of the directors are set forth above under "Proposal One", and Mr. James' background is set forth following the table:

Name                                  Age                 Title
----                                  ---                 -----
Eric L. Oliver                         46             Chairman of the Board of
                                                       Directors & Chief
                                                       Executive Officer
Jon M. Morgan                          46             President, Chief Operating
                                                       Officer & Director
John M. James                          40             Chief Financial Officer
                                                       and Secretary
Bruce E. Edgington (1) (2) (3)         47             Director
Earl E. Gjelde (1) (3)                 60             Director
Donald M. Blake (2) (3)                49             Director
G. Randy Nicholson (1) (2)             67             Director
____________
(1) Members of Compensation Committee
(2) Members of Audit Committee
(3) Members of Nominating Committee

John M. James was appointed Chief Financial Officer of the Company in September 2003. He graduated from University of the Permian Basin in Odessa, TX with a degree in accounting and information systems in 1995. He spent eight years with Johnson, Miller & Co. where he focused on tax and the design and implementation of accounting systems. Prior to attending college he was honorably discharged from the United States Army after serving nearly eight years on active duty.

The Board has determined that Messrs. Edgington, Gjelde, Blake and Nicholson, in excess of a majority of the Board, are independent directors under the guidelines established by the Commission and the Nasdaq Stock Market ("Nasdaq"). It is anticipated that such independent directors will have meetings at which only independent directors are present as required by the Nasdaq rules. Each director serves until the next annual meeting of stockholders and the election and qualification of their successors.

Executive officers are appointed by the Board of Directors annually and serve at the discretion of the Board. There are currently no employment agreements between the Company and any of its officers. While the officers of the Company devote such time as they determine to be necessary to the management of the Company, they and their affiliates are also engaged in other business activities, including those which are the same as or similar to the business of the Company. The officers receive compensation from such other activities which is not borne directly or indirectly by the Company and which is not related to any services provided to the Company. The Company does not currently pay any salaries to its officers, except for Mr. James. See "Executive Compensation and Other Information".

                 MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

AMEN's business is managed under the direction of the Board of Directors. The Board meets during our fiscal year to review significant developments and to act on matters requiring Board approval. The Board of Directors held four formal meetings and acted by unanimous written consent on other occassions during the fiscal year ended December 31, 2004. One director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and their respective committee meetings held subsequent to their election to the Board in 2004.

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. Beginning after the first quarter of 2004, the Board committees were comprised of independent directors in accordance with the Nasdaq rules. For continuity in the performance of the functions of these committees related to the fiscal year ended December 31, 2003 and the 2004 Annual Meeting, the composition of the committees through the first quarter of 2004 had a majority of independent directors in accordance with Nasdaq rules for small business filers in effect at that time. The functions of these committees and their members as of the date of the Annual Meeting are described below.

                                 Audit Committee

The Audit Committee is comprised of Messrs. Edgington (Chair), Nicholson, and Blake, all of whom are independent directors. The Audit Committee held four meetings during 2004. The Audit Committee, among other things, oversees the accounting and financial reporting practices of the Company and reviews the annual audit with the Company's independent accountants. In addition, the Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The general responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which was attached to the Company's 2004 Proxy Statement as Appendix I. The Board has determined that no member of the Committee meets all of the criteria needed to qualify as an "audit committee financial expert" as defined by the Securities Exchange Commission regulations. The Board believes that each of the current members of the Committee has sufficient knowledge and experience in financial matters to perform his duties on the Committee.

AUDIT COMMITTEE REPORT. The Audit Committee oversees our financial reporting, internal controls and audit functions on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee has reviewed the audited consolidated financial statements in the Annual Report on Form 10-KSB with management including discussions of accounting principles, reasonableness of judgments, and the clarity of financial disclosures. The Committee also reviewed with the independent auditors their assessment of financial statements and of management's judgments in deriving the financial statements. In addition, the Committee has discussed with the independent auditors the matters required by SAS 61 and the matters in the written disclosures required by the Independence Standards Board and discussed with the independent accountant the independent accountant's independence. The Committee also met with the independent auditors, with and without management present, to discuss their examinations, evaluations of our internal controls and the overall quality of our financial reporting. The Committee held four meetings in 2004.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in AMEN's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.


Bruce Edgington, Audit Committee chair
Randy Nicholson, Audit Committee member
Donald M. Blake, Jr., Audit Committee member

                              Nominating Committee

The Nominating Committee is comprised of Messrs. Blake, Jr.,(chair), Edgington and Gjelde, all of whom are independent directors. The Nominating Committee met one time during 2004. The Nominating Committee operates pursuant to a Nominating Committee Charter which was attached to Company's 2004 Proxy Statement as Appendix II. The Company does not have a Web site, and therefore the Nominating Committee Charter is not available on such a Web site.

The Nominating Committee identifies nominees by first evaluating the current members of the Nominating Committee willing to continue in service. If any Board member does not wish to continue in service, if the Nominating Committee decides not to nominate a member for re-election or if the Board desires to increase the size of the Board by adding new director positions, then the Nominating Committee establishes a pool of potential director candidates from recommendation from the Board, senior management and stockholders, who are then evaluated through the review process outlined below.

The Nominating Committee reviews the credentials of potential director candidates (including potential candidates recommended by stockholders), conducts interviews and makes formal nominations for the election of directors. In making its nominations, the Nominating Committee considers a variety of factors, including the following factors: integrity, high level of education, skills, background, independence, financial expertise, experience or knowledge with businesses relevant to the Company's current and future business plans, experience with business of similar size, all other relevant experience, understanding of the Company's business and industry diversity, compatibility with existing Board members, and such other factors as the Nominating Committee deems appropriate in the best interests of the Company and its stockholders. Proposed nominees are not evaluated differently depending upon who has made the proposal. The Company has not to date paid any third party fee to assist in this process. The Company will consider proposed nominees whose names are submitted to the Nominating Committee, by stockholders. Proposals made by stockholders for nominees to be considered by the Nominating Committee with respect to an annual stockholders meeting must be received by the Company prior to the end of the fiscal year preceding such annual meeting.

                             Compensation Committee

The Compensation Committee is comprised of Messrs. Gjelde (Chair), Edgington and Nicholson, and met two times during 2004. The Compensation Committee was established to advise the Board and consult with management concerning the salaries, incentives and other forms of compensation for the officers and other employees of the Company. The committee also administers the Company's stock option plans. Currently, none of the officers of the Company are paid any compensation, except for Mr. James, the Chief Financial Officer and Secretary.

                            STOCKHOLDER COMMUNICATION

Stockholders may send other communications to the Board of Directors, a committee thereof or an individual Director. Any such communication should be sent in writing addressed to the Board of Directors, the specific committee or individual Director in care of the Company's Secretary at the address on the front of this Proxy Statement. The Company's Secretary is responsible for determining, in consultation with other officers of the Company, counsel and other advisers, as appropriate, which stockholder-communications will be relayed to the Board, committee or individual Director. The Secretary may determine not to forward any letter to the Board, committee or individual Director that does not relate to the business of the Company.

             ATTENDANCE OF DIRECTORS AT ANNUAL SHAREHOLDERS MEETING

The Corporation expects all Board members to attend the annual meeting of shareholders, but from time to time, other commitments may prevent all directors from attending each meeting. All directors attended the most recent annual meeting of shareholders, which was held on May 10, 2004.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following Summary Compensation Table sets forth all compensation paid in 2002, 2003 and 2004 to the Company's Chief Executive Officer in office at the end of 2004. The Company did not have any officers during 2004 whose total annual salary and bonus exceeded $100,000.

                                                      SUMMARY COMPENSATION TABLE

---------------------- ------ ------------------------------------------ -------------------------------------- --------------
                                                                                  Long-Term Compensation
---------------------- ------ ------------------------------------------ -------------------------------------- --------------
                                          Annual Compensation                       Awards             Payouts
---------------------- ------ ------------------------------------------ ---------------------------- --------- --------------
                                                                                        Securities
  Name and Principal                                    Other Annual      Restricted    Underlying      LTIP       All other
      Position          Year    Salary $    Bonus $   Compensation $(2)      Stock     Options/SARS    Payouts   Compensation
---------------------- ------ ----------- ---------- ------------------- ------------ --------------- --------- --------------
Eric L. Oliver (1)      2002        -          -                 -              -          3,522           -           -
Chairman of the Board
of Directors & Chief    2003        -          -                 -              -              -           -           -
Executive Officer
                        2004        -          -                 -              -              -           -           -
---------------------- ------ ----------- ---------- ------------------- ------------ --------------- --------- --------------

(1) Mr. Oliver became the Company's Chief Executive Officer on September 19, 2002. He did not receive any salary or bonus during 2002, 2003 or 2004, and is not currently paid a salary.


Mr. Morgan became the Company's Chief Executive Officer on September 19, 2002. He did not receive any salary or bonus during 2002, 2003 or 2004, and is not currently paid a salary. Mr. James became the Company's Chief Financial Officer on September 1, 2003 and was paid $67,343 in salary and bonuses in 2004.

The following table sets forth information with respect to stock options held by the executive officer named in the "Summary Compensation Table", and the potential realizable value at assumed annual rates of stock price appreciation as indicated, over the option term.


                                           AGGREGATED OPTION EXCERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR END OPTION VALUES(1)

------------------------- ------------------ --------------- ----------------------------------- -----------------------------
                                Number                                                                 Value of Unexercised
                                Shares                         Number of Unexercised Securities       In-The-Money Options
                             Acquired on                        Underlying Options at 12/31/04            at 12/31/04
        Name                   Exercise       Value Realized      Exercisable/Unexercisable         Exercisable/Unexercisable
------------------------- ------------------ --------------- ----------------------------------- -----------------------------
Eric L. Oliver                    ---              ---                      5,193/0                           $0/$0
------------------------- ------------------ --------------- ----------------------------------- -----------------------------

(1) The option values above are based on the difference between the option exercise price and the market price for the Common Stock quoted on the Nasdaq SmallCap Market on December 31, 2004.

                              DIRECTOR COMPENSATION

We do not provide directors who are also officers of AMEN additional compensation for their service as directors. All non-employee directors receive reimbursement of reasonable expenses incurred in attending Board and Committee meetings.

The Board compensation for the year 2004 consisted of the following:

     o Each director was granted 1,500 shares of restricted stock at a value of $4.30 per share.

     o Each Committee Chairman received an additional 500 shares of restricted stock at a value of $4.30 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October 2002, the Company completed the purchase of approximately 64.9% of the limited partnership shares of TCTB Partners, Ltd. ("TCTB") Eric Oliver, Chairman and Chief Executive Officer of the Company, and Jon Morgan, President and Chief Operating Officer of the Company, either directly or beneficially owned interests in TCTB. Mr. Morgan is also President of TCTB Company, Inc., the general partner of TCTB that controls its daily operations. Mr. Oliver sold all his LP Interest in TCTB totaling 7.94% (which he owned beneficially through a limited partnership), and Mr. Morgan sold all his LP Interest in TCTB totaling 10.54%. The Company did not acquire any interest in TCTB Company, Inc., which is primarily owned by the original limited partners of TCTB, but has the authority to change the general partner of TCTB due to its ownership of approximately 71.385% of the LP Interests of TCTB. Both Mr. Oliver and Mr. Morgan retained their proportionate share of their interest in TCTB Company, Inc. Assuming the conversion of their Preferred Stock, Mr. Oliver and Mr. Morgan beneficially own 13.3% and 12.5%, respectively, of the outstanding shares of the Company. Other preferred and common shareholders of the Company also sold their 21.14% total LP Interest in TCTB to the Company.

The TCTB acquisition was funded with $1,945,874 in cash and the creation of $2,789,087 in Promissory Notes between AMEN and the selling partners ("the TCTB Notes"). The TCTB Notes totaling $2,789,087 stipulate a floating interest rate of 15 basis points above the prime lending rate, beginning at 4.9% and never to exceed 6%. The interest rate is adjusted every October 1. The TCTB Notes are payable in consecutive annual installments, the first of which is due and payable on or before April 1, 2005, and one of which becomes due and payable on or before the same day of each succeeding year until the entire unpaid principal balance and all accrued and unpaid interest is fully paid. The amount of each annual payment is based upon the Net Operating Loss Benefit we realize, defined as the dollar value of the federal income tax benefit to the Company in utilizing the Company's net operating loss carry forward as defined in the Internal Revenue Service Code. The Company elected to forgo the calculation of the required payment that was due on or before April 1, 2005 and paid one half of the outstanding principal balance and the balance of the accrued interest as of December 31, 2004. This payment was made due to the distribution and sale of the Lubbock building on December 31, 2004. Future payments will be based on the Net Operating Loss Benefit as discussed above. If the TCTB Notes are not paid prior to May 31, 2009 they become fully due and payable.

Prior to Amen Properties, Inc. acquiring a limited partnership interest in TCTB, TCTB had entered into an agreement with Priority Power Management, Ltd ("PPM"), a local aggregator, to provide aggregation and consulting services in the management of TCTB's electricity use and costs. The Company's Chief Operating Officer has an indirect 18% ownership in PPM and the Company's wholly owned subsidiary W Power expects to be acquiring customers though PPM. During January 2005, TCTB began purchasing their electricity for the Bank of America Tower and the Century Plaza Tower through W Power due to the expiration of the agreement between TCTB and PPM which expired on December 31, 2004.

During 2004, the Company, through its subsidiary Amen Minerals, LP, purchased a percentage of two certain royalty interests with certain individuals and related parties acquiring the remaining percentages. Effective April 1, 2004, the Company purchased a 25% interest in a Texas oil and gas royalty for a purchase price of $102,519 along with the Chief Operating Officer, Eric Oliver, directly acquiring a 10.625% interest and the Chief Executive Officer, Jon Morgan, indirectly acquiring 22.5% interest. Effective April 2, 2004 the Company purchased a 20% interest in an Oklahoma oil and gas royalty for a purchase price of $60,335 along with the Chief Operating Officer, Eric Oliver, directly acquiring a 8.5% interest and the Chief Executive Officer, Jon Morgan, acquiring an indirect 20% interest.

On March 1, 2005 the Company closed the sale and issuance of the Series C and Warrants pursuant to a Securities Purchase Agreement as amended, between the Company and certain accredited investors, including Eric Oliver, Jon Morgan and Bruce Edgington, officers and directors of the Company.

Additionally, during 2003 and 2004, certain parties related to the officers and directors of the Company were tenants in a building owned by TCTB in Midland, TX. TCTB received rental income from these related parties of approximately $260,000 in 2003 and $264,000 in 2004.

We may in the future enter into other transactions and agreements incident to our business with directors, officers, principal stockholders and other affiliates. We intend for all such transactions and agreements to be on terms no less favorable than those obtainable from unaffiliated third parties on an arm's-length basis. In addition, the approval of a majority of the AMEN directors will be required for any such transactions or agreements.

                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of AMEN. We will pay the cost of soliciting proxies in the accompanying form. We may solicit proxies by email, mail, telephone and delivery service by officers, directors and our employees. We may also request banking institutions, brokerage firms, custodians, and trustees, or their nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record. We will pay for reasonable costs of the solicitation and will reimburse forwarding expenses.

                              FINANCIAL INFORMATION

We have provided a copy of our annual report on Form 10-KSB together with this proxy Statement, additional copies of which are available, without charge, by contacting us at the address provided herein.

                          EXTERNAL AUDITOR INFORMATION

Effective September 30, 2002, Johnson, Miller & Co. was engaged as the independent accountant for the Company and has been selected as the Company's principal accountants for 2005. The decision to engage Johnson, Miller & Co. was approved by the Audit Committee of the Board of Directors.

Audit Fees: The aggregate fees paid to Johnson Miller & Co. for the audit of the financial statements and for reviews of the report on 10-Q during 2003 was $71,219, and for 2004 was $ 70,817.

Audit Related Fees: None.

Tax Fees: During 2003 the company paid its principal account $9,669 for tax related matters. During 2004 the Company paid its principal accountant $2,413 for tax related matters.

All Other Fees: The aggregate other fees paid to Johnson Miller & Co. during 2003 was $8,069. The 2003 fees mainly represent due diligence efforts on various acquisitions opportunities the Company pursued. The Company did not pay any other aggregate fees to its principal accountant during 2004.

The Company expects that representatives of Johnson Miller & Co. will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of AMEN.

                              SHAREHOLDER PROPOSALS

All stockholder proposals submitted for inclusion in the Company's proxy statement and form of proxy for the Annual Meeting of Stockholder of the Company to be held in 2006 must be received at the Company's principal executive offices, 303 West Wall Street, Suite 1700, Midland, Texas 79705, Attention: John
M. James, by December 30, 2005. Such proposals must also comply with the applicable regulations of the Securities and Exchange Commission. Notice to the Company of all other stockholder proposals (not submitted for inclusion in the Company's proxy statement and form of proxy) for the 2006 Annual Meeting will not be considered timely unless received at the Company's principal executive offices as set forth above on or before March 15, 2006.





IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           /s/ John M. James
                                           -----------------
                                           JOHN M. JAMES
                                           CHIEF FINANCIAL OFFICER AND SECRETARY

                              AMEN PROPERTIES, INC.
                         303 WEST WALL STREET, STE. 1700
                                MIDLAND, TX 79701

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMEN PROPERTIES INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 26, 2005

The undersigned hereby constitutes and appoints Eric L. Oliver and Jon M. Morgan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the Corporate Office, located at 303 West Wall Street Suite 2300, Midland, TX 79701, in the Conference Room, at 8:30 a.m., local time, on Thursday, May 26, 2005, and at any adjournments thereof, on all matters coming before said meeting.


PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:   /X/


     1. ELECTION OF, ERIC L. OLIVER, JON M. MORGAN, BRUCE E. EDGINGTON, EARL E. GJELDE, DON BLAKE AND G. RANDY NICHOLSON TO THE AMEN PROPERTIES, INC.BOARD OF DIRECTORS.

     IN FAVOR OF ALL NOMINEES [  ]

     WITHHOLD AUTHORITY TO VOTE FOR ALL  NOMINEES [  ]

     WITHHOLD THE FOLLOWING:   ______________________________________

                               ______________________________________

                               ______________________________________

                               ______________________________________

                               ______________________________________

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

     2. ISSUANCE AND SALE OF THE SERIES C PREFERRED STOCK AND COMMON STOCK WARRANTS BY THE COMPANY AND THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OR EXERCISE OF SUCH SECURITIES

     [ ] FOR

     [ ] AGAINST

     3. AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF THE SERIES A PREFERRED STOCK OF AMEN PROPERTIES, INC. AND THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF THE SERIES B CONVERTIBLE PREFERRED STOCK OF AMEN PROPERTIES, INC.

     [ ] FOR

     [ ] AGAINST

     4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted IN FAVOR of the election of the directors named in this proxy card, FOR the issuance and sale of the Series C Preferred Stock and Common Stock Warrants by the Company and the potential issuance of shares of Common Stock upon conversion or exercise of such securities and FOR the Amendment to the Company's Certificate of Incorporation.

           TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE
            COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT
                                    PROMPTLY





            THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY
                                STATEMENT FOR THE
          MAY 26, 2005 ANNUAL MEETING OF STOCKHOLDERS AND THE COMPANY'S
                          ANNUAL REPORT ON FORM 10-KSB




Stockholder Signature(s): _______________________     _________________________


Date: __________________________________


Stockholder Printed Name(s): ____________________     _________________________




Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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